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       	     SECURITIES AND EXCHANGE COMMISSION

              	   Washington, D.C. 20549

                    			  FORM 8-K

      		             CURRENT REPORT



      	   PURSUANT TO SECTION 13 OR 15(d) OF THE
	           SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  AUGUST 18, 1995


       	      OCCIDENTAL PETROLEUM CORPORATION
   (Exact name of registrant as specified in its charter)




      DELAWARE                   1-9210               95-4035997
(State or other jurisdiction    (Commission       (I.R.S. Employer
 of incorporation)              File Number)      Identification No.)

   10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024
   (Address of principal executive offices)     (Zip code)

     Registrant's telephone number, including area code:
            		       (310) 208-8800






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ITEM 5.   OTHER EVENTS

     On August 18, 1995, Occidental Petroleum Corporation
("Occidental") announced that the U.S. Department of Energy
(the "DOE") had finalized the settlement of administrative proceedings against OXY USA Inc. (formerly Cities Service).
The administrative proceedings related to OXY USA Inc.'s purchases and sales of crude oil from October 1979 through January 1981, preceding the acquisition of that company by Occidental.

     A tentative settlement was entered into on June 27, 1995. Notice of the settlement was published in the Federal Register, and interested parties were invited to submit comments. At the close of the comment period, the DOE accepted the settlement and made it final, effective August 18, 1995.


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                  			 SIGNATURES




     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        			 OCCIDENTAL PETROLEUM CORPORATION
                             				   (Registrant)





Date: August 28, 1995       Donald P. de Brier
                        			 ---------------------------------
                        			 Donald P. de Brier,
                        			 Executive Vice President
                        			 and General Counsel



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